CONTINGENT ASSETS AND LIABILITIES	12 Months Ended
Jun. 30, 2026
CONTINGENT ASSETS AND LIABILITIES [Abstract]
CONTINGENT ASSETS AND LIABILITIES	CONTINGENT ASSETS AND LIABILITIES
Titan Project
The Titan Project is prospective for critical mineral sands including titanium minerals, rare earth minerals, high grade silica sand and zircon minerals. At June 30, 2026, the Group had entered into exclusive option agreements with local landowners in Tennessee, in relation to its Titan Project, which upon exercise, allows the Group to lease or, in some cases purchase, the acres of surface property and the associated mineral rights from the local landowners. As of June 30, 2026, the Titan Project comprised over 10,000 acres of surface and associated mineral rights in Tennessee, of which approximately 1,500 acres are owned by IperionX, approximately 1,200 acres are subject to long-term lease by IperionX, and approximately 7,500 acres are subject to exclusive option agreements with IperionX. During the option period, our option agreements provide us with exclusive right to access, enter, occupy and use the surface property for all purposes related to exploring for and evaluating all minerals in return for making annual option payments and bonus payments during periods when we conduct drilling. Upon exercise, in the case of an option to lease, the Company will pay a production royalty to the landowners, subject to a minimum royalty. Upon exercise, in the case of a purchase, the Company will pay cash consideration approximating the fair market value of the property, excluding the value of any minerals, plus a premium.
On June 15, 2026, the Company entered into an agreement to acquire certain mining and infrastructure assets associated with Covia Solutions LLC’s Camden silica sand operation in Camden, Tennessee, adjacent to the Company’s Titan Project. The assets include mineral rights, at-surface pre-processed mineral stockpiles, mining and processing equipment, an existing rail spur, approximately 1,200 acres of owned property, approximately 1,300 acres of leased property, buildings and structures, and associated electrical, water, and gas infrastructure.
The purchase price for the assets is $3 million in cash. The acquisition was completed on July 1, 2026.
In connection with the acquisition, the Company has agreed to assume Covia’s existing reclamation obligations related to certain disturbed property, which primarily consist of re-grading, re-vegetation, and stabilization of affected land. The Company is in the process of assessing the timing and estimated cost of these obligations, which will be recognized as a liability upon closing of the acquisition in accordance with applicable accounting standards.
The acquisition is expected to provide strategic synergies with the Titan Project through consolidated mineral rights within the McNairy Formation, additional feedstock optionality from existing stockpiles and pre-stripped horizons, and utilization of established infrastructure. There are no material contingencies related to the purchase price; however, the assumed reclamation obligations represent a commitment that may result in future cash outflows.
No other material commitments or contingencies related to this transaction have been identified as of the date of this report.